UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

GRAN TIERRA ENERGY INC.
(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 000-52594

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2008, the Board of Directors approved an amendment and restatement of the Bylaws (the “Bylaws”) of Gran Tierra Energy Inc., which included the following substantive changes:

1. Article II, Section 5 was amended to provide that no proxy shall be voted after six (6) months from the date of its creation, unless such proxy provides for a longer period, which may not exceed 7 years from the date of its creation;

2. Article II, Section 10 was added relating to shareholder votes required in the event of a sale, lease or exchange of assets.

3. Article II, Section 11 was added relating to dissenters rights; and

3. Article III, Section 10 was revised to remove the requirement that directors could only be removed for cause.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 22, 2008		GRAN TIERRA ENERGY INC

	By:	/s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Bylaws.